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                                                                   EXHIBIT 10.8


                  FIRST AMENDMENT TO WEATHERFORD INTERNATIONAL
              INCORPORATED SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


                 THIS AGREEMENT by Weatherford International Incorporated (the "Sponsor"),
                              W I T N E S S E T H:

                 WHEREAS, the Sponsor maintains the Plan known as "Weatherford International Incorporated Supplemental Executive Retirement Plan" (the "Plan"); and

                 WHEREAS, the Sponsor retained the right in Section 7.1 of the Plan to amend the Plan from time to time; and

                 WHEREAS, the Sponsor desires to clarify the eligibility provisions of the Plan; and

                 WHEREAS, the Board of Directors of the Sponsor approved resolutions to amend the Plan;

                 NOW, THEREFORE, the Plan is hereby amended, effective as of January 1, 1992, as follows:

                 Section 2.1 of the Plan is hereby completely amended and restated to provide as set forth in the substitute page attached hereto which shall be inserted into the Plan in place of the above-described original section.

                 IN WITNESS WHEREOF, the Sponsor has executed this Agreement this _____ day of December, 1993.

                            WEATHERFORD INTERNATIONAL INCORPORATED



                            By ____________________________________





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                                  ARTICLE II

                                 ELIGIBILITY

        2.1     INITIAL ELIGIBILITY.    Those employees of any Company who are
designated by the Committee as members of a select group of management or highly compensated employees. Participants in the Weatherford Pension Plan who are designated by the Committee as members of a select group of management or highly compensated employees will automatically become a Participant in this Plan.

        2.2 TERMINATION OR FREEZE OF WEATHERFORD PENSION PLAN. If the Weatherford Pension Plan is either frozen or terminated then each Participant in this Plan shall become fully vested in his Accrued Benefit to the date of the freeze or termination. The Deferred Compensation Benefit shall then be payable at the time, in the form and under the terms and conditions for the payment of benefits under the Weatherford Pension Plan.




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                 SECOND AMENDMENT TO WEATHERFORD INTERNATIONAL
              INCORPORATED SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


                 THIS AGREEMENT by Weatherford International Incorporated (the "Sponsor"),
                              W I T N E S S E T H:

                 WHEREAS, the Sponsor maintains the Plan known as "Weatherford International Incorporated Supplemental Executive Retirement Plan" (the "Plan"); and

                 WHEREAS, the Sponsor retained the right in Section 7.1 of the Plan to amend the Plan from time to time; and

                 WHEREAS, the Sponsor desires to clarify what compensation shall be taken into account under the Plan; and

                 WHEREAS, the Board of Directors of the Sponsor approved resolutions to amend the Plan;

                 NOW, THEREFORE, the Plan is hereby amended, effective as of ___________________, 1994, as follows:

                 Section 3.2 of the Plan is hereby completely amended and restated to provide as set forth in the substitute pages attached hereto which shall be inserted into the Plan in place of the above-described original section.

                 IN WITNESS WHEREOF, the Sponsor has executed this Agreement this _____ day of __________________, 1994.



                               WEATHERFORD INTERNATIONAL INCORPORATED



                               By ___________________________________





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                                  ARTICLE III

                         DEFERRED COMPENSATION BENEFIT

        3.1 ENTITLEMENT TO DEFERRED COMPENSATION BENEFIT. A Participant shall be entitled to a Deferred Compensation Benefit under the terms of this Plan only upon fulfilling the requirements to become entitled to a benefit under the terms and provisions of the Weatherford Pension Plan as amended from time to time.

        3.2 CALCULATION OF DEFERRED COMPENSATION BENEFIT. The Deferred Compensation Benefit payable to a Participant under the terms of this Plan shall be the same benefit which would be payable to the Participant under the applicable provisions of the Weatherford Pension Plan had the compensation considered under that plan for benefit accruals included all compensation paid the Participant in addition to the compensation permitted to be considered for plan purposes, including incentive cash and stock bonuses attributable to the Plan Year in which earned, regardless of when paid, and elective contributions under the Weatherford Supplemental Savings Plan, and had none of this benefit, so calculated, been subject to any mandatory limitations then applicable to it under the Code, ERISA or any other federal statute which now limits or will in the future limit benefits payable from that Plan (by way of illustration but not limitation, FOR EXAMPLE, the limitation on compensation set out in
Section 401(a)(17) of the Code or the Section 415 limitation on benefits permitted to be paid by a qualified plan) reduced by the actual benefit paid under the Weatherford Pension Plan as subjected to those same limitations. In computing the Deferred Compensation Benefit and the benefit payable under the Weatherford Pension Plan, the same actuarial assumptions required by the definition of Accrued Benefit shall be used





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both in the calculation of the benefit and any additional assumptions necessary because of an election of form or time of consummation of benefits.

        3.3 FORM AND TIME OF PAYMENT. The Deferred Compensation Benefit shall be payable to the Participant by the Company at the time, in the form and subject to the same conditions and limitations as are set out under the terms and provisions of the Weatherford Pension Plan, as amended from time to time. Should there be any dispute as to the form or the commencement date of payment of benefits, the resolution of that dispute for purposes of the Weatherford Pension Plan shall be conclusively deemed to be the resolution of that same dispute under the terms of this Plan.




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                  THIRD AMENDMENT TO WEATHERFORD INTERNATIONAL
              INCORPORATED SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


   THIS AGREEMENT by Weatherford International Incorporated (the "Sponsor"),

                             W I T N E S S E T H :

                 WHEREAS, the Sponsor maintains the Plan known as "Weatherford International Incorporated Supplemental Executive Retirement Plan" (the "Plan"); and

                 WHEREAS, the Sponsor retained the right in Section 7.1 of the Plan to amend the Plan from time to time; and

                 WHEREAS, the Board of Directors of the Sponsor approved resolutions to amend the Plan;

                 NOW, THEREFORE, the Plan is hereby amended, effective as of January, 1995, as follows:

                          Section 3.1 of the Plan is hereby completely amended
                 and restated to provide as set forth in the substitute page attached hereto which shall be inserted into the Plan in place of the above-described original section.

                 IN WITNESS WHEREOF, the Sponsor has executed this Agreement this 23rd day of August, 1995.

                                           WEATHERFORD INTERNATIONAL
                                           INCORPORATED


                                           By      /s/ P. BURGUIRES
                                             ----------------------------------





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                                 ARTICLE III

                        DEFERRED COMPENSATION BENEFIT

        3.1 ENTITLEMENT TO DEFERRED COMPENSATION BENEFIT. A Participant shall be entitled to a Deferred Compensation Benefit under the terms of this Plan only upon fulfilling the requirements to become entitled to a benefit under the terms and provisions of the Weatherford Pension Plan as amended from time to time. Notwithstanding the preceding sentence, each Participant shall be entitled to a Deferred Compensation Benefit under the terms of this Plan upon the occurrence of a "change of control" that is not approved, recommended or supported by the Board of Directors in actions taken prior to, and with respect to, such "change of control." A "change of control" shall be deemed to have occurred if: (i) a third person, including a "group" as determined in accordance with section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Employer having 20% or more of the total number of votes that may be cast for the election of directors of the Employer; or (ii) as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Employer before the Transaction shall cease to constitute a majority of the board of directors of the Employer or any successor to the Employer. The Committee shall determine whether a "change of control" has occurred within the meaning of this Section
3.1 and shall determine whether any such "change of control" has been approved, recommended or supported by the Board of Directors, and its determination shall be final and conclusive.



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